EXHIBIT 99.1

CUBIST REPORTS THIRD QUARTER 2013 FINANCIAL RESULTS

•                                          Total Net Revenues of $266.0 Million, Up 12% Over Q3 2012; U.S. CUBICIN Net Revenues of $229.9 Million, Up 10% Over Q3 2012

•                                          Non-GAAP Diluted EPS of $0.41; GAAP Diluted EPS of $(0.50)

•                                          Non-GAAP Adjusted Operating Income of $52.5 Million; GAAP Operating Income of $4.1 Million

Lexington, Mass., October 22, 2013 — Cubist Pharmaceuticals, Inc. (NASDAQ: CBST) today announced results for the third quarter ended September 30, 2013.  The Company will host a conference call and webcast today at 5:00 p.m. ET (details below).

Financial highlights for the third quarter of 2013 (unaudited)

•                  Q3 2013 total net revenues were $266.0 million, up 12% compared to $238.2 million in Q3 2012.

•                  U.S. CUBICIN® (daptomycin for injection) net product revenues increased 10% to $229.9 million from $208.3 million in Q3 2012. CUBICIN international revenues were $13.0 million compared to $12.0 million in Q3 2012.

•                  Non-GAAP diluted earnings per share (EPS) was $0.41 compared to $0.62 in the third quarter of 2012.  GAAP diluted EPS was $(0.50) compared to $0.55 in the third quarter of 2012.

•                  Non-GAAP adjusted operating income was $52.5 million compared to $77.7 million in the third quarter of 2012. GAAP operating income was $4.1 million compared to $70.4 million in the third quarter of 2012.

“This was an exciting quarter for Cubist as we extended our global leadership in the acute care environment and took a major step towards achieving our Building Blocks of Growth strategic goals. We believe our transactions to acquire Trius and Optimer will enhance our product portfolio and position us to further leverage our differentiated business model with our promising pipeline candidates,” said Michael Bonney, Chief Executive Officer of Cubist.  “We look forward to another important quarter ahead that we expect will include top-line data readouts from the cUTI and cIAI trials of our Phase 3 candidate ceftolozane/tazobactam.”

Third quarter ENTEREG® (alvimopan) net product revenues were $13.7 million, up 36% compared to $10.1 million in the third quarter of 2012. Service revenues for the Company’s co-promote of DIFICID® (fidaxomicin) for the third quarter were $3.8 million. Other revenues for the third quarter were $5.6 million, which primarily consist of a $5.0 million milestone from Novartis due to achieving a predetermined level of CUBICIN sales in its territories.

As of September 30, 2013, Cubist had $997.8 million in cash, cash equivalents and investments. The total number of Cubist’s common shares outstanding as of September 30, 2013, was 74,011,707.

65 Hayden Avenue, Lexington, MA 02421  P 781.860.8660  F 781.861.0566  www.cubist.com

Recent Pipeline Highlights

•                  On October 22, 2013, Cubist announced that the Company has submitted a new drug application to the FDA requesting approval of tedizolid phosphate for the treatment of acute bacterial skin and skin structure infections;

•                  On October 21, 2013, Cubist announced that the U.S. Food and Drug Administration approved the Company’s supplemental new drug application for the use of ENTEREG to accelerate gastrointestinal recovery following any surgery that includes a bowel resection with primary anastomosis, expanded from the previously approved indication in patients requiring surgery for colorectal disease; and

•                  On July 18, 2013, Cubist announced the initiation of Phase 3 efficacy studies of bevenopran in patients with chronic non-cancer pain and opioid-induced constipation.

Recent Corporate Highlights

•                  On September 23, 2013, Kenneth Martin was appointed to the Company’s Board of Directors;

•                  On September 13, 2013, Cubist announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with its pending acquisition of Optimer Pharmaceuticals, Inc. The transaction is expected to close this week;

•                  On September 11, 2013, Cubist announced that it completed its acquisition of Trius Therapeutics, Inc. for an aggregate upfront cash consideration of $704.4 million, excluding transaction costs;

•                  On September 10, 2013, Cubist announced the closing of its offering of $800.0 million aggregate principal amount of convertible senior unsecured notes. The Company intends to use the majority of the proceeds to fund its acquisition of Optimer and for general corporate purposes; and

•                  On July 30, 2013, Cubist announced the planned acquisitions of Trius and Optimer.

Use of Non-GAAP Financial Measures

Cubist uses non-GAAP financial measures, such as non-GAAP net income, non-GAAP adjusted operating income and non-GAAP diluted EPS, to assess and analyze its operational results and trends and to make financial and operational decisions.  Cubist believes these non-GAAP financial measures are also useful to investors because they provide greater transparency regarding Cubist’s operating performance.  These non-GAAP financial measures should not be considered an alternative to measurements required by GAAP, such as net income, operating income and earnings per share, and should not be considered measures of Cubist’s liquidity.  In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies.  Reconciliations between non-GAAP financial measures and GAAP financial measures are included in the tables accompanying this press release after the unaudited condensed consolidated financial statements.

***********************CONFERENCE CALL & WEBCAST INFORMATION***********************

CUBIST Q3 2013 FINANCIAL RESULTS

Tuesday October 22, 2013 at 5:00 pm ET

U.S./Canada Attendee Dial-in: (855) 319-7654

International Attendee Dial-in: (484) 756-4327

Attendee Passcode: 27242301

24-HOUR REPLAY U.S./CANADA: (855) 859-2056

24-HOUR REPLAY INTERNATIONAL: (404) 537-3406

Conference ID: 27242301

CALL WILL ALSO BE BROADCAST LIVE, LISTEN ONLY, VIA THE WEB AT:

https://cubist.webex.com/cubist/onstage/g.php?t=a&d=624937217 Attendee Password: 041813

Replay will be available for 90 days at www.cubist.com

*********************************************************************************

About Cubist

Cubist Pharmaceuticals, Inc. is a biopharmaceutical company focused on the research, development, and commercialization of pharmaceutical products that address significant unmet medical needs in the acute care environment. Cubist is headquartered in Lexington, Mass. Additional information can be found at Cubist’s web site at www.cubist.com.

Cubist Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to, statements regarding our unaudited third quarter financial results; the expected timing of clinical trial data readouts for ceftolozane/tazobactam; the anticipated benefits of our acquisition of Trius and pending acquisition of Optimer; the intended uses of the proceeds from our $800 million convertible debt financing; and our progress against our Building Blocks of Growth strategic goals, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include: the risk that our final third quarter financial results will differ materially from our expected results disclosed in this release; the anticipated benefits of our acquisitions of Trius and Optimer may not be realized, including the risk that our acquisition of Optimer may not be completed in a timely manner, or at all; risks related to drug development and commercialization, including our ability to release top-line data for ceftolozane/tazobactam on the timelines we expect; the ability of Cubist to achieve its Building Blocks of Growth long-range goals, including as a result of Cubist’s ability to continue to grow revenues from the sale of CUBICIN® and ENTEREG®, generic and other competition, manufacturing issues, Cubist’s ability to successfully develop, gain marketing approval for and commercially launch its product candidates for their planned indications and on their expected timelines, and Cubist’s ability to discover, in-license or acquire new products and product candidates; and those additional factors discussed in our and Trius’ and Optimer’s most recent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements.

Cubist Pharmaceuticals, Inc.

INVESTORS:

Cubist Pharmaceuticals, Inc.

Eileen C. McIntyre, (781) 860-8533

Vice President, Investor Relations

eileen.mcintyre@cubist.com

or

MEDIA:

Julie DiCarlo, (781) 860-8063

Senior Director, Corporate Communications

julie.dicarlo@cubist.com

Tables to follow

CUBIST PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

UNAUDITED

(in thousands)

	September 30, 2013	December 31, 2012
ASSETS
Cash, cash equivalents and investments	$997,825	$979,396
Accounts receivable, net	106,451	93,467
Inventory	88,217	79,440
Property and equipment, net	170,122	166,465
Deferred tax assets, net	38,383	14,190
In-process research and development	931,700	272,700
Other assets	533,534	326,727

Total assets	$2,866,232	$1,932,385

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$196,705	$209,236
Deferred tax liabilities, net	252,398	103,081
Deferred revenue	39,369	40,875
Contingent consideration	161,372	189,213
Debt and other liabilities, net	840,805	399,232
Total liabilities	1,490,649	941,637

Total stockholders’ equity	1,375,583	990,748

Total liabilities and stockholders’ equity	$2,866,232	$1,932,385

CUBIST PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

UNAUDITED

(in thousands, expect share and per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012		2013	2012
Revenues:
U.S. CUBICIN product revenues, net	$229,920	$208,272		$659,082	$593,159
U.S. ENTEREG product revenues, net	13,676	10,082		37,265	29,230
Total U.S. product revenues, net	243,596	218,354		696,347	622,389
International product revenues	12,987	11,959		40,349	35,976
Service revenues	3,755	7,215		11,044	19,544
Other revenues	5,655	653		6,961	2,531
Total revenues, net	265,993	238,181		754,701	680,440

Costs and expenses:
Cost of product revenues	60,989	55,740		179,705	168,583
Research and development	123,423	70,197		352,822	188,575
Contingent consideration	2,641	1,473		7,280	6,996
Selling, general and administrative	74,884	40,420		172,974	124,455
Total costs and expenses	261,937	167,830		712,781	488,609

Operating income	4,056	70,351		41,920	191,831

Other income (expense), net	(43,171)	(10,171)		(56,051)	(29,957)

(Loss) income before income taxes	(39,115)	60,180		(14,131)	161,874

(Benefit) provision for income taxes	(5,220)	19,859		(1,566)	45,636

Net (loss) income	$(33,895)	$40,321		$(12,565)	$116,238

Basic (loss) income per share	$(0.50)	$0.63		$(0.19)	$1.83
Diluted (loss) income per share	$(0.50)	$0.55	(1)	$(0.19)	$1.59	(2)

Shares used in calculating:
Basic (loss) income per share	67,841,665	64,048,673		66,122,521	63,521,491
Diluted (loss) income per share	67,841,665	82,856,912		66,122,521	81,251,074

(1) Includes add back of interest expense, debt issuance costs and debt discount amortization on 2017 Notes and 2013 Notes to income, net of tax effect

(2) Includes add back of interest expense, debt issuance costs and debt discount amortization on 2017 Notes to income, net of tax effect

CUBIST PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

UNAUDITED

(in thousands, except share and per share data)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012

Reconciliation of GAAP net (loss) income to non-GAAP net income
GAAP net (loss) income	$(33,895)		$40,321		$(12,565)		$116,238
Non-cash debt discount amortization	4,765		3,963		12,042		13,444
Loss on extinguishment of convertible notes	34,578		—		34,578		3,728
Loss on disposal of property and equipment	—		3,248		—		3,248
ENTEREG intangible asset amortization	4,552		4,589		13,529		13,766
ENTEREG inventory step-up	1,068		960		3,090		2,329
Restructuring charges	1,029		—		1,029		—
Acquisition-related expenses	39,180		356		39,180		5,393
Hydra license fee	—		—		15,000		—
Acquisition of rights from Astellas	—		—		25,000		—
Contingent consideration	2,641		1,473		7,280		6,996
Tax adjustment(1)	(21,185)		(5,650)		(46,236)		(27,729)
Non-GAAP net income	$32,733		$49,260		$91,927		$137,413

Non-GAAP basic income per share	$0.48		$0.77		$1.39		$2.16
Non-GAAP diluted income per share	$0.41	(2)	$0.62	(3)	$1.17	(2)	$1.73	(3)

Shares used in calculating:
Non-GAAP basic income per share	67,841,665		64,048,673		66,122,521		63,521,491
Non-GAAP diluted income per share	86,486,130		82,856,912		84,048,347		83,772,930

(1)   The methodology used to compute the tax adjustments above was revised in Q1 2013 to reflect the tax effect of non-GAAP adjustments and to include material, non-recurring discrete items for the period. The prior year tax adjustment has been revised to conform to the current quarter’s presentation

(2)   Includes add back of interest expense and debt issuance costs on 2020 Notes, 2018 Notes and 2017 Notes to income, net of tax effect

(3)   Includes add back of interest expense and debt issuance costs on 2017 Notes and 2013 Notes to income, net of tax effect

CUBIST PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

UNAUDITED

(in thousands, except share and per share data)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012
Reconciliation of GAAP basic net (loss) income per share to non-GAAP basic net income per share
Non-GAAP basic net income - from table above	$32,733		$49,260		$91,927		$137,413
GAAP and Non-GAAP basic shares	67,841,665		64,048,673		66,122,521		63,521,491

GAAP basic (loss) income per share	$(0.50)		$0.63		$(0.19)		$1.83
Non-GAAP adjustments - from table above	0.98		0.14		1.58		0.33
Non-GAAP basic income per share	$0.48		$0.77		$1.39		$2.16

Reconciliation of GAAP diluted net (loss) per share to non-GAAP diluted net income per share
Non-GAAP basic net income — from table above	$32,733		$49,260		$91,927		$137,413
Non-GAAP dilutive adjustments	2,519	(1)	2,243	(2)	6,793	(1)	7,162	(2)
Non-GAAP diluted net income	$35,252		$51,503		$98,720		$144,575

GAAP diluted shares	67,841,665		82,856,912		66,122,521		81,251,074
Non-GAAP dilutive adjustments	18,644,465	(3)	—		17,925,826	(3)	2,521,856	(3)
Non-GAAP diluted shares	86,486,130		82,856,912		84,048,347		83,772,930

GAAP diluted (loss) income per share	$(0.50)		$0.55		$(0.19)		$1.59
Non-GAAP dilutive adjustments	0.91		0.07		1.36		0.14
Non-GAAP diluted income per share	$0.41		$0.62		$1.17		$1.73

(1)   Includes add back of interest expense and debt issuance costs on 2017 Notes, 2018 Notes and 2020 Notes to income, net of tax effect

(2)   Includes add back of interest expense and debt issuance costs on 2013 Notes and 2017 Notes to income, net of tax effect

(3)   Weighted average shares issued on full conversion

CUBIST PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

UNAUDITED

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Reconciliation of GAAP operating income to non-GAAP adjusted operating income
Operating income	$4,056	$70,351	41,920	$191,831
ENTEREG intangible asset amortization	4,552	4,589	13,529	13,766
ENTEREG inventory step-up	1,068	960	3,090	2,329
Restructuring charges	1,029	—	1,029	—
Acquisition-related expenses	39,180	356	39,180	5,393
Hydra license fee	—	—	15,000	—
Acquisition of rights from Astellas	—	—	25,000	—
Contingent consideration	2,641	1,473	7,280	6,996
Non-GAAP adjusted operating income	$52,526	$77,729	$146,028	$220,315